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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 15, 1998


                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                    33-0314804
   (Commission File Number)                 (IRS Employer Identification No.)


              9393 Towne Centre Drive, San Diego, California 92121
              (Address of principal executive offices)   (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)


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Item 5. OTHER EVENTS

        On October 15, 1998, the Board of Directors of the registrant unanimously adopted a Sixth Amendment to the registrant's Amended and Restated Bylaws, a copy of which Sixth Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                (i) Exhibit 3.1: Sixth Amendment to Amended and Restated Bylaws of LIDAK Pharmaceuticals, dated October 15, 1998.


                (ii) Exhibit 3.2: Amended and restated Bylaws of LIDAK Pharmaceuticals, dated October 15, 1998.

        SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     LIDAK PHARMACEUTICALS

Date:  October 30, 1998              By:\s\Gregory P. Hanson
                                     -------------------------------------------
                                     Gregory P. Hanson
                                     Vice President & Chief Financial Officer